UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:  811-07964

ACM MANAGED DOLLAR INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2007

Date of reporting period:    September 30, 2007

ITEM 1.   REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

ACM Managed Dollar Income Fund

September 30, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 26, 2007

Annual Report

This report provides management’s discussion of fund performance for ACM Managed Dollar Income Fund (the “Fund”) for the annual reporting period ended September 30, 2007. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “ADF”.

Investment Objectives and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation over a period of years. The Fund normally invests at least 35% of its assets in U.S. corporate fixed-income securities. The balance of the Fund’s investment portfolio consists of fixed-income securities issued or guaranteed by foreign governments and non-U.S. corporate fixed-income securities. Substantially all of the Fund’s assets are invested in high-yield, high-risk securities rated below investment-grade and considered to be predominantly speculative. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 4 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 34-35.

Investment Results

The table on page 6 shows the Fund’s performance compared to its composite benchmark, a 65%/35% blend of the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) and the Credit Suisse First Boston High Yield (CSFBHY) Index, respectively, for the six- and 12-month periods ended September 30, 2007.

The Fund outperformed its composite benchmark for both the six- and 12-month periods ended September 30, 2007. Within the Fund’s emerging market debt allocation, overweights in Brazil, Peru and the Philippines, which outperformed, contributed positively to performance for both periods. The Fund’s underweight in Venezuela, which underperformed, also helped. The Fund’s underweight in Ecuador, which outperformed, and overweight in Argentina, which underperformed, detracted from performance for both periods.

Within the Fund’s high yield allocation, positive contributors included an underweight and security selection within the troubled housing industry. Conversely, the Fund’s underweight of the CCC-rated quality tier, which outperformed for the 12-month period, dampened performance as CCCs outperformed early in the period. Security selection within the cable industry helped in the final six months of the reporting period, while security selection within wireless communications and utilities detracted from Fund performance for both the six- and 12-month periods.

In January of 2007, proceeds were received in the Fund resulting from the WorldCom class action settlement. The addition of these proceeds positively impacted relative performance for both the six- and 12-month periods. The Fund’s use of leverage, at a time when both emerging market debt and high yield posted positive returns, also contributed to outperformance for both periods.

ACM MANAGED DOLLAR INCOME FUND •	1

Market Review and Investment Strategy

Volatility returned to the capital markets, as the credit crisis in the U.S. subprime mortgage market spilled over in the form of a liquidity crunch into other sectors and asset classes. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed-income markets.

Growth in emerging market countries remained quite strong, aided by solid commodity prices. Emerging market debt prices were supported throughout much of the 12-month reporting period by solid global growth, strong investor demand and ample financial-market liquidity. The second half of the annual period saw a pullback in investment risk taking as global liquidity concerns rose, resulting in significant spread widening across fixed-income assets. Late in the reporting period, inflows into the emerging market asset class slowed and external accounts turned somewhat less favorable. Dollar reserve accumulation slowed in key countries like Russia, Brazil and Argentina. Despite the recent volatility in global markets, emerging market debt remained resilient, posting a positive return of 7.51% for the year, according to the JPM EMBI Global. Emerging market spreads widened only six basis points to end the period at 214 basis points over Treasuries.

For the annual period, most emerging market countries posted positive returns, with divergence between countries appearing as the performance range across emerging market debt became more correlated with the strength of individual country fundamentals. Latin American countries at 7.53% outpaced the non-Latin American region at 7.47%. Outperforming countries within the Index for the 12-month reporting period included Brazil at 12.06%, Ecuador at 11.78% and Turkey at 10.84%. Brazilian debt benefited from ongoing strength in economic fundamentals, as well as growing investor recognition that Brazil would continue to retire external debt. Ecuador rebounded, benefiting from the rising price of oil, a major source of federal revenues, and waning concerns over debt restructuring. Turkey benefited from positive political and economic news. On the political front, investors expressed confidence that newly elected President Abdullah Gul would maintain Turkey’s prudent fiscal and monetary policies. Positive economic developments included an official rate cut in September that prompted expectations of further cuts in view of efforts to bring down inflation.

Underperforming countries for the annual period included Venezuela at -4.71% and Argentina at -0.25%. Venezuela suffered from political instability, a drop in reserves and increased debt issuance. Argentina was negatively impacted during the period by skepticism over the accuracy of government economic data and the viability of fiscal and monetary policies and the willingness of the presumed next president to change those policies.

2	• ACM MANAGED DOLLAR INCOME FUND

Despite two months of negative returns in June and especially July of 2007, high yield posted a respectable annual return of 8.34%, as represented by the CSFBHY Index. The first six months of the reporting period saw strong and consistent returns for high yield, backed up by a low default risk environment, strong investor demand for yield and a decline in new issuance. The second half of the 12-month period saw a pullback in investment risk taking as subprime and liquidity concerns rose, resulting in significant spread widening. For the annual period, spreads widened 52 basis points to end the period at 423 basis points over neutral-duration Treasuries. Despite negative excess returns late in the period, high yield outperformed Treasuries for the 12-month period ended September 30, 2007.

By credit quality, lower-rated high yield debt outperformed higher-quality debt. All industries with the exception of two were in positive territory for the year. Outperforming industries included aerospace at 14.67%, cable wireless at 13.79% and health care at 11.03%. The only industries in negative territory for the annual period were consumer durables at -1.40% and housing at -0.35%.

Within the Fund’s high yield allocation, a cautious posture was maintained throughout most of the annual period due to what was perceived as insufficient compensation for assuming risk and a lack of specific credit opportunities. The Fund’s management team’s (the “team’s”) quantitative analysis indicated that the reward for assuming incremental risk was greatly diminished in times of a flat or inverted yield curve and narrow spreads. With the more recent subprime dislocation, high yield credits experienced a significant spread widening in correlation with most spread-related sectors. Market volatility returned high yield to an attractive risk/return profile. The combination of a decline in leveraged buyout (LBO) risk, wider spreads and stable fundamental credit trends led the team to modestly raise the risk level in the portfolio. The team was able to take advantage of the dislocation in investment grade, particularly in the financial sector where in the team’s view, the widening was not due to fundamental credit concerns. Within the Fund’s emerging market allocation, countries favored included Brazil, Peru, the Philippines, Turkey and Panama.

ACM MANAGED DOLLAR INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Managed Dollar Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “ADF”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and in other newspapers in a table called “Closed-End Funds.” For additional shareholder information regarding this Fund, please see page 50.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) and the unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI Global tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The CSFBHY Index is a standard measure of lower-rated, fixed-income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund may use certain investment techniques that have increased risks. For example, the Fund may use leverage, through borrowings, to enhance its returns. For this purpose the Fund may use reverse repurchase agreements and dollar rolls, which are considered borrowings, as part of its investment strategy. Borrowings allow the Fund to increase the amount of money available to invest in debt securities. As long as the income from the securities financed is greater than the interest cost of the borrowings, the Fund’s investors benefit from higher returns than if the Fund were not leveraged.

Reverse repurchase agreements involve sales by a fund of portfolio assets concurrently with an agreement by the fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

The use of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock caused by favorable or adverse changes in interest rates. In addition, fluctuations in the interest rates on a fund’s borrowings will affect the return to stockholders, with increases in interest rates decreasing the fund’s return.

(Historical Performance continued on next page)

4	• ACM MANAGED DOLLAR INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

To the extent that the current interest rates on a fund’s borrowings approaches the net return on the leveraged portion of the fund’s investment portfolio, the benefit of leverage to stockholders will be reduced. If the current interest rate on the borrowings were to exceed the net return on that portion of the fund’s portfolio, the fund’s leverage would result in a lower rate of return to stockholders and in a lower NAV than if a fund were not leveraged.

Part of the Fund’s assets will be invested in foreign and emerging markets fixed-income securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. This may have a significant effect on the Fund’s asset value. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds (i.e., “junk bonds”) involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade securities presents special risks, including credit risk. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.

(Historical Performance continued on next page)

ACM MANAGED DOLLAR INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2007	Returns
	6 Months	12 Months
ACM Managed Dollar Income Fund (NAV)*	1.00%	8.34%

65% JPM EMBI Global / 35% CSFBHY Index	0.97%	7.80%

JPM EMBI Global	1.12%	7.51%

CSFBHY Index	0.70%	8.34%

*  Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf.

The Fund’s Market Price per share on September 30, 2007 was $7.31. The Fund’s Net Asset Value Price per share on September 30, 2007 was $8.29. For additional Financial Highlights, please see page 39.

See Historical Performance and Benchmark disclosures on pages 4-5.

6	• ACM MANAGED DOLLAR INCOME FUND

Historical Performance

PORTFOLIO SUMMARY

September 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $161.3

*	All data are as of September 30, 2007. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

ACM MANAGED DOLLAR INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2007

	Principal Amount (000)		U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 46.6%
Industrial – 34.5%
Basic – 3.3%
Arch Western Finance LLC 6.75%, 7/01/13	US$	165	$161,700
Basell AF SCA 8.375%, 8/15/15(a)		369	336,713
Citigroup (JSC Severstal) 9.25%, 4/19/14(a)		464	498,605
Equistar Chemicals Funding LP 10.125%, 9/01/08		277	286,003
10.625%, 5/01/11		83	86,735
Evraz Group SA 8.25%, 11/10/15(a)		665	666,662
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		550	600,875
Hexion US Fin/Nova Scotia 9.75%, 11/15/14		115	126,500
Hexion US Fin/Nova Scotia 10.058%, 11/15/14(b)		115	118,450
Huntsman International LLC 7.875%, 11/15/14		195	207,675
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(c)		385	368,637
Jefferson Smurfit Corp. US 8.25%, 10/01/12		8	8,020
Lyondell Chemical Co. 8.00%, 9/15/14		255	280,500
8.25%, 9/15/16		280	315,700
The Mosaic Co. 7.625%, 12/01/16(a)(d)		445	474,481
NewPage Corp. 10.00%, 5/01/12		285	299,963
Novelis, Inc. 7.25%, 2/15/15		5	4,825
Peabody Energy Corp. Series B 6.875%, 3/15/13		415	419,150

			5,261,194

Capital Goods – 4.5%
Alion Science and Technology Corp. 10.25%, 2/01/15		40	36,300
Allied Waste North America, Inc. 6.375%, 4/15/11		610	611,525
Series B 7.125%, 5/15/16		440	449,900

8	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Associated Materials, Inc. Zero Coupon, 3/01/14(c)(e)	US$	440	$277,200
Ball Corp. 6.875%, 12/15/12		450	455,625
Berry Plastics Holding Corp. 8.875%, 9/15/14		155	158,488
10.25%, 3/01/16		130	127,400
Bombardier, Inc. 6.30%, 5/01/14(a)		505	494,900
8.00%, 11/15/14(a)		350	360,500
Case Corp. 7.25%, 1/15/16		370	382,950
Case New Holland, Inc. 7.125%, 3/01/14		270	276,750
Crown Americas 7.625%, 11/15/13		450	461,813
Goodman Global Holdings, Inc. 7.875%, 12/15/12		355	348,787
L-3 Communications Corp. 5.875%, 1/15/15		420	403,200
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14		330	325,462
8.875%, 2/15/09		655	664,825
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		135	139,725
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08(a)(f)(g)		365	45,667
Sequa Corp. 9.00%, 8/01/09		235	244,400
Trinity Industries, Inc. 6.50%, 3/15/14		535	513,600
United Rentals North America, Inc. 7.75%, 11/15/13		538	554,140

			7,333,157

Communications – Media – 5.4%
Allbritton Communications Co. 7.75%, 12/15/12		275	277,750
C&M Finance Ltd. 8.10%, 2/01/16(a)		250	248,125
Cablevision Systems Corp. Series B 8.00%, 4/15/12		435	421,950
CanWest MediaWorks, Inc. 8.00%, 9/15/12		2	1,960
Charter Communications Operations LLC 8.00%, 4/30/12(a)		990	985,050

ACM MANAGED DOLLAR INCOME FUND •	9

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Clear Channel Communications, Inc. 5.50%, 9/15/14	US$	545	$427,914
5.75%, 1/15/13		290	242,724
CSC Holdings, Inc. 7.625%, 7/15/18		485	463,175
Series WI 6.75%, 4/15/12		325	312,813
Dex Media West LLC Series B 8.50%, 8/15/10		180	184,950
DirecTV Holdings LLC 6.375%, 6/15/15		605	573,994
EchoStar DBS Corp. 6.375%, 10/01/11		325	326,625
6.625%, 10/01/14		455	457,275
7.125%, 2/01/16		160	164,400
Idearc, Inc. 8.00%, 11/15/16		410	408,975
Insight Midwest LP 9.75%, 10/01/09		153	153,191
Intelsat Bermuda Ltd. 11.25%, 6/15/16		577	618,111
Intelsat Subsidiary Holding Co. Ltd. 8.625%, 1/15/15		285	290,700
Lamar Media Corp. 6.625%, 8/15/15		200	193,000
Liberty Media Corp. 7.875%, 7/15/09		120	123,502
8.25%, 2/01/30		150	147,000
Quebecor Media, Inc. 7.75%, 3/15/16		570	543,638
Rainbow National Services LLC 8.75%, 9/01/12(a)		205	212,688
RH Donnelley Corp. Series A-2 6.875%, 1/15/13		252	238,140
RH Donnelley, Inc. 10.875%, 12/15/12		6	6,337
Sinclair Broadcast Group, Inc. 8.00%, 3/15/12		2	2,045
Sirius Satellite Radio, Inc. 9.625%, 8/01/13		190	188,575
Univision Communications, Inc. 7.85%, 7/15/11		270	270,000
XM Satellite Radio, Inc. 9.75%, 5/01/14(c)		170	170,425

			8,655,032

10	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Communications – Telecommunications – 2.8%
Alltel Corp. 7.875%, 7/01/32	US$	285	$230,918
American Tower Corp. 7.00%, 10/15/17(a)		100	100,375
7.125%, 10/15/12		427	436,607
Citizens Communications Co. 6.25%, 1/15/13		490	477,750
Cricket Communications, Inc. 9.375%, 11/01/14		325	329,875
Digicel Ltd. 9.25%, 9/01/12(a)		349	358,598
Dobson Cellular Systems, Inc. Series B 8.375%, 11/01/11		143	151,759
Dobson Communications Corp. 8.875%, 10/01/13		185	197,025
Inmarsat Finance PLC 7.625%, 6/30/12		372	383,160
Level 3 Financing, Inc. 9.25%, 11/01/14		575	566,375
12.25%, 3/15/13		276	304,290
PanAmSat Corp. 9.00%, 8/15/14		313	322,390
Rural Cellular Corp. 8.25%, 3/15/12		165	171,187
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14		100	103,750
Windstream Corp. 8.125%, 8/01/13		198	208,395
8.625%, 8/01/16		231	246,304

			4,588,758

Consumer Cyclical – Automotive – 3.8%
Ford Motor Credit Co. 4.95%, 1/15/08		380	377,566
7.00%, 10/01/13		443	400,339
7.45%, 7/16/31		816	640,560
8.11%, 1/13/12(b)		630	595,293
General Motors Acceptance Corp. 6.75%, 12/01/14		200	181,275
6.875%, 9/15/11		765	728,023
8.00%, 11/01/31		260	255,081
General Motors Corp. 8.25%, 7/15/23		740	647,500
8.375%, 7/15/33(c)		720	630,900
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11(a)		59	61,655
9.00%, 7/01/15(c)		338	360,815

ACM MANAGED DOLLAR INCOME FUND •	11

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Keystone Automotive Operations, Inc. 9.75%, 11/01/13	US$	310	$252,650
Lear Corp. Series B 5.75%, 8/01/14		210	176,400
8.50%, 12/01/13		80	76,600
8.75%, 12/01/16		420	394,800
Visteon Corp. 7.00%, 3/10/14(c)		385	299,338

			6,078,795

Consumer Cyclical – Other – 4.7%
Boyd Gaming Corp. 7.75%, 12/15/12		155	159,263
Broder Brothers Co. Series B 11.25%, 10/15/10		142	123,540
Gaylord Entertainment Co. 8.00%, 11/15/13		350	354,812
Greektown Holdings LLC 10.75%, 12/01/13(a)		240	237,600
Harrah’s Operating Co., Inc 5.625%, 6/01/15		800	636,000
5.75%, 10/01/17		38	29,070
6.50%, 6/01/16		272	221,680
Host Hotels & Resorts LP 6.875%, 11/01/14		185	184,537
Host Marriott LP Series Q 6.75%, 6/01/16		590	584,100
KB Home 7.75%, 2/01/10		230	217,925
Levi Strauss & Co. 8.875%, 4/01/16		225	231,750
MGM Mirage 6.625%, 7/15/15		620	588,225
8.375%, 2/01/11		620	646,350
Mohegan Tribal Gaming Auth 6.375%, 7/15/09		155	154,225
7.125%, 8/15/14		250	250,625
NCL Corp. 10.625%, 7/15/14		130	130,975
Park Place Entertainment 7.00%, 4/15/13		305	317,962
Penn National Gaming, Inc. 6.875%, 12/01/11		280	283,500
Six Flags, Inc. 9.625%, 6/01/14(c)		150	123,938
Station Casinos, Inc. 6.625%, 3/15/18		540	452,250

12	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)	US$	300	$306,000
Universal City Development Partners 11.75%, 4/01/10		335	350,075
Universal City Florida Holding Co. 8.375%, 5/01/10		110	110,825
William Lyon Homes, Inc. 10.75%, 4/01/13		206	152,440
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14		770	754,600

			7,602,267

Consumer Cyclical – Retailers – 1.0%
Autonation, Inc. 7.36%, 4/15/13(b)		55	52,525
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14(c)		235	219,725
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14		130	121,550
Couche-Tard, Inc. 7.50%, 12/15/13		333	338,827
GSC Holdings Corp. 8.00%, 10/01/12		460	478,400
Rite Aid Corp. 6.875%, 8/15/13(c)		230	189,750
9.25%, 6/01/13		210	199,500

			1,600,277

Consumer Non-Cyclical – 3.9%
Albertson’s, Inc. 7.45%, 8/01/29		510	490,928
ARAMARK Corp. 8.50%, 2/01/15		310	316,200
Chaoda Modern Agriculture 7.75%, 2/08/10(a)		519	499,019
Community Health Systems, Inc. 8.875%, 7/15/15(a)		294	302,085
DaVita, Inc. 7.25%, 3/15/15		250	250,625
Dole Food Co., Inc 7.25%, 6/15/10		5	4,725
8.625%, 5/01/09		180	180,450
8.875%, 3/15/11		92	89,700
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11		590	578,200
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14		190	194,750

ACM MANAGED DOLLAR INCOME FUND •	13

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

HCA, Inc. 6.25%, 2/15/13	US$	5	$4,425
6.375%, 1/15/15		415	353,787
6.50%, 2/15/16		290	246,500
6.75%, 7/15/13		10	9,000
7.875%, 2/01/11		415	407,737
9.625%, 11/15/16(a)(h)		485	517,737
Healthsouth Corp. 10.75%, 6/15/16		50	52,625
IASIS Healthcare Corp. 8.75%, 6/15/14		345	349,313
Select Medical Corp. 7.625%, 2/01/15(c)		285	255,075
Spectrum Brands, Inc. 7.375%, 2/01/15(c)		125	96,250
Stater Brothers Holdings 8.125%, 6/15/12		165	168,094
Tenet Healthcare Corp. 7.375%, 2/01/13		270	228,825
9.875%, 7/01/14		150	137,250
Ventas Realty LP/CAP CRP 6.75%, 4/01/17		157	156,608
Viant Holdings, Inc. 10.125%, 7/15/17(a)		168	156,240
Visant Corp. 7.625%, 10/01/12		210	213,675

			6,259,823

Energy – 1.1%
Chesapeake Energy Corp. 7.50%, 9/15/13		185	190,087
7.75%, 1/15/15		485	498,944
CIE Gener De Geophysique 7.50%, 5/15/15		145	149,350
7.75%, 5/15/17		25	25,750
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)		100	97,750
PetroHawk Energy Corp. Series WI 9.125%, 7/15/13		217	228,935
Range Resources Corp. 7.50%, 5/15/16		265	270,300
Tesoro Corp. 6.25%, 11/01/12		400	401,000

			1,862,116

Other Industrial – 0.2%
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14		285	294,263
11.75%, 8/01/16(c)		115	121,900

			416,163

14	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Services – 0.4%
Noble Group Ltd. 6.625%, 3/17/15(a)	US$	401	$371,338
Realogy Corp. 10.50%, 4/15/14(a)(c)		175	149,188
West Corp. 9.50%, 10/15/14		80	82,600

			603,126

Technology – 2.4%
Amkor Technology, Inc. 9.25%, 6/01/16		250	252,500
Avago Technologies Finance 10.125%, 12/01/13		230	247,250
CA, Inc. 4.75%, 12/01/09(a)		200	199,550
Flextronics International Ltd. 6.50%, 5/15/13		435	415,425
Freescale Semiconductor, Inc. 8.875%, 12/15/14		580	559,700
10.125%, 12/15/16(c)		220	204,600
Iron Mountain, Inc. 6.625%, 1/01/16		410	383,350
Nortel Networks Ltd. 10.125%, 7/15/13(a)		235	241,756
NXP BV / NXP Funding LLC 8.11%, 10/15/13(b)		170	157,887
9.50%, 10/15/15		180	167,850
Seagate Technology HDD Holding 6.375%, 10/01/11		298	292,785
Serena Software, Inc. Series WI 10.375%, 3/15/16		270	278,100
Sungard Data Systems, Inc. 9.125%, 8/15/13		490	509,600

			3,910,353

Transportation – Airlines – 0.4%
AMR Corp. 9.00%, 8/01/12(c)		242	245,630
Continental Airlines, Inc. 8.75%, 12/01/11(c)		260	249,600
Series RJO3 7.875%, 7/02/18		84	82,536

			577,766

Transportation – Services – 0.6%
Avis Budget Car Rental 7.75%, 5/15/16		415	406,700

ACM MANAGED DOLLAR INCOME FUND •	15

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Hertz Corp. 8.875%, 1/01/14	US$	305	$314,150
10.50%, 1/01/16		235	253,800

			974,650

			55,723,477

Utility – 5.3%
Electric – 4.1%
The AES Corp. 7.75%, 3/01/14		630	639,450
8.75%, 5/15/13(a)		75	78,469
Allegheny Energy Supply 7.80%, 3/15/11		280	294,000
8.25%, 4/15/12(a)		345	370,013
CMS Energy Corp. 8.50%, 4/15/11		215	230,891
Dynegy Holdings, Inc. 7.75%, 6/01/19(a)		475	454,219
8.375%, 5/01/16		425	427,125
Edison Mission Energy 7.00%, 5/15/17(a)		200	197,000
7.50%, 6/15/13		500	512,500
7.75%, 6/15/16		170	175,950
Mirant Americas Generation LLC 8.50%, 10/01/21		400	381,000
NRG Energy, Inc. 7.25%, 2/01/14		85	85,212
7.375%, 2/01/16 – 1/15/17		920	921,187
Reliant Energy, Inc. 7.625%, 6/15/14		185	186,387
7.875%, 6/15/17		225	226,406
Sierra Pacific Resources 8.625%, 3/15/14		260	275,216
TECO Energy, Inc. 7.00%, 5/01/12		425	440,872
TXU Corp. Series P 5.55%, 11/15/14		475	383,092
Series Q 6.50%, 11/15/24		379	303,769

			6,582,758

Natural Gas – 1.2%
El Paso Corp. 7.375%, 12/15/12		330	340,560
Enterprise Products Operating LP 8.375%, 8/01/66(i)		460	472,766
Regency Energy Partners 8.375%, 12/15/13(a)		98	102,655

16	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Williams Cos, Inc. 7.625%, 7/15/19	US$	930	$996,263

			1,912,244

			8,495,002

Non Corporate Sectors – 4.6%
Structured Note – 4.6%
High Yield Total Return Trust 2007-1 5.30%, 7/01/08(a)(b)		2,990	2,906,764
Racers SER 06-6-T 5.296%, 5/01/07(a)(b)		4,200	4,011,366
Trains HY-1-2006 7.548%, 5/01/16(a)		476	466,523

			7,384,653

Credit Default Index Holdings – 1.3%
DJ CDX.NA.HY-100 – 1.3%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)(c)		1,100	1,062,875
Dow Jones CDX HY Series 4-T1 8.25%, 6/29/10(a)(c)		945	973,016

			2,035,891

Financial Institutions – 0.9%
Banking – 0.5%
ALB Finance BV 9.25%, 9/25/13(a)		273	244,764
Kazkommerts International BV 8.50%, 4/16/13(a)		350	331,142
RS Finance (RSB) 7.50%, 10/07/10(a)		270	241,258

			817,164

Finance – 0.2%
Residential Capital LLC 7.375%, 6/30/10		280	232,400
7.875%, 6/30/15		225	181,688

			414,088

Insurance – 0.2%
Crum & Forster Holdings Corp. 7.75%, 5/01/17		220	209,000
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		95	88,153

			297,153

			1,528,405

Total Corporates – Non-Investment Grades (cost $80,692,813)			75,167,428

ACM MANAGED DOLLAR INCOME FUND •	17

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS – NON-INVESTMENT GRADES – 40.4%
Sovereign – 39.1%
Argentina – 2.2%
Republic of Argentina 3.97%, 12/31/33(j)	US$	1,273	$1,151,802
5.389%, 8/03/12(b)		2,462	2,211,072
Series V 7.00%, 3/28/11		275	258,645

			3,621,519

Brazil – 8.6%
Republic of Brazil 6.00%, 1/17/17		1,373	1,391,536
7.125%, 1/20/37(j)		5,272	5,891,460
8.25%, 1/20/34		2,414	3,041,640
8.75%, 2/04/25		515	659,200
8.875%, 10/14/19		2,329	2,899,605

			13,883,441

Colombia – 1.8%
Republic of Colombia 7.375%, 9/18/37		950	1,043,575
10.75%, 1/15/13		237	289,140
11.75%, 2/25/20		1,028	1,506,020

			2,838,735

Costa Rica – 0.3%
Republic of Costa Rica 8.05%, 1/31/13(a)		181	197,109
8.11%, 2/01/12(a)		188	203,510

			400,619

Dominican Republic – 0.3%
Dominican Republic 8.625%, 4/20/27(a)(b)		370	410,700

Ecuador – 0.5%
Republic of Ecuador 10.00%, 8/15/30(a)(d)		835	772,375

El Salvador – 0.6%
El Salvador Government International Bond 7.625%, 9/21/34(a)		150	169,500
Republic of El Salvador 7.65%, 6/15/35(a)		355	398,488
8.50%, 7/25/11(a)		400	437,600

			1,005,588

Indonesia – 2.2%
Republic of Indonesia 6.625%, 2/17/37(a)		420	401,625

18	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

6.75%, 3/10/14(a)	US$	945	$974,768
6.875%, 3/09/17(a)(j)		378	394,538
7.25%, 4/20/15(a)		976	1,034,560
7.50%, 1/15/16(a)		270	290,655
8.50%, 10/12/35(a)		390	460,200

			3,556,346

Jamaica – 0.3%
Government of Jamaica 9.25%, 10/17/25		100	112,000
10.625%, 6/20/17		270	321,570

			433,570

Lebanon – 0.6%
Lebanese Republic 7.875%, 5/20/11(a)		325	308,750
10.125%, 8/06/08(a)		556	561,838
11.625%, 5/11/16(a)		146	161,330

			1,031,918

Pakistan – 0.2%
Republic of Pakistan 6.875%, 6/01/17(a)		438	383,250

Panama – 3.1%
Republic of Panama 6.70%, 1/26/36		3	3,079
7.125%, 1/29/26(j)		927	1,001,160
7.25%, 3/15/15		1,728	1,855,872
8.875%, 9/30/27		724	923,100
9.375%, 7/23/12-4/01/29		1,028	1,283,614

			5,066,825

Peru – 3.5%
Republic of Peru 7.35%, 7/21/25		2,611	2,983,067
8.375%, 5/03/16		778	912,205
8.75%, 11/21/33		1,299	1,706,886
9.875%, 2/06/15		19	23,750

			5,625,908

Philippines – 4.9%
Republic of Philippines 7.50%, 9/25/24		700	769,125
7.75%, 1/14/31		340	379,270
8.25%, 1/15/14		226	251,764
8.375%, 2/15/11		31	33,557
8.875%, 3/17/15		1,888	2,194,800
9.00%, 2/15/13		44	50,160
9.50%, 2/02/30		431	562,455
9.875%, 1/15/19(j)		2,628	3,344,130
10.625%, 3/16/25		205	287,512

			7,872,773

ACM MANAGED DOLLAR INCOME FUND •	19

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Russia – 0.1%
Alfa Bond Issuance PLC 8.625%, 12/09/15	US$	225	$216,900

Turkey – 5.4%
Republic of Turkey 6.875%, 3/17/36		1,611	1,536,491
7.00%, 6/05/20(j)		1,950	1,959,750
7.375%, 2/05/25		1,523	1,586,204
9.50%, 1/15/14		151	174,971
11.00%, 1/14/13		1,469	1,779,693
11.50%, 1/23/12		1,447	1,736,400

			8,773,509

Ukraine – 0.4%
Government of Ukraine 7.65%, 6/11/13(a)		217	231,105
Ukraine Government International Bond 6.58%, 11/21/16(a)		334	338,676

			569,781

Uruguay – 1.2%
Republic of Uruguay 7.625%, 3/21/36		140	149,450
7.875%, 1/15/33(h)(j)		1,083	1,199,476
8.00%, 11/18/22		54	59,947
9.25%, 5/17/17		505	597,920

			2,006,793

Venezuela – 2.9%
Republic of Venezuela 5.75%, 2/26/16		1,225	1,034,703
6.00%, 12/09/20		233	186,983
6.36%, 4/20/11(a)(b)		120	111,852
7.00%, 12/01/18(a)		610	542,900
7.65%, 4/21/25		995	895,500
8.50%, 10/08/14		1,165	1,167,912
9.25%, 9/15/27		367	379,845
9.375%, 1/13/34		274	285,645

			4,605,340

			63,075,890

Corporate Sector – 1.3%
Industrial – 0.7%
Communications – Media – 0.1%
Gallery Capital SA 10.125%, 5/15/13(a)		249	236,176

Communications – Telecommunications – 0.4%
Mobile Telesystems Finance 9.75%, 1/30/08(a)		625	631,250

20	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical – Other – 0.2%
Royal Caribbean Cruises Ltd. 8.00%, 5/15/10	US$	235	$244,664

			1,112,090

Financial Institutions – 0.6%
Banking – 0.3%
Banco BMG SA 9.15%, 1/15/16(a)		350	373,013
9.15%, 1/15/16		100	105,750

			478,763

Finance – 0.3%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(a)		408	482,437

			961,200

			2,073,290

Total Emerging Markets – Non-Investment Grades (cost $60,073,889)			65,149,180

GOVERNMENT-RELATED – NON-U.S. ISSUERS – 14.0%
Sovereigns – 14.0%
Bulgaria – 0.3%
Republic of Bulgaria 8.25%, 1/15/15(a)		355	414,463

Malaysia – 1.6%
Malaysia 7.50%, 7/15/11		2,441	2,645,490

Mexico – 5.8%
United Mexican States 8.125%, 12/30/19(j)		5,135	6,233,890
11.375%, 9/15/16		1,296	1,830,600
Series A 8.00%, 9/24/22		1,000	1,213,500

			9,277,990

Russia – 6.1%
Russian Federation 7.50%, 3/31/30(a)(d)		7,119	7,955,583
11.00%, 7/24/18(a)		435	611,827
Russian Ministry of Finance Series V 3.00%, 5/14/08		1,000	981,300
Series VII 3.00%, 5/14/11		380	347,700

			9,896,410

South Africa – 0.2%
Republic of South Africa 5.875%, 5/30/22		200	196,750

ACM MANAGED DOLLAR INCOME FUND •	21

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

7.375%, 4/25/12	US$	142	$153,360

			350,110

Total Government-Related – Non-U.S. Issuers (cost $18,078,391)			22,584,463

CORPORATES – INVESTMENT GRADES – 6.0%
Industrial – 3.9%
Basic – 0.6%
Southern Copper Corp. 7.50%, 7/27/35		300	325,713
Vale Overseas Ltd. 6.875%, 11/21/36		404	416,228
Weyerhaeuser Co. 7.375%, 3/15/32		315	316,061

			1,058,002

Communications – Telecommunications – 1.1%
Qwest Corp. 8.875%, 3/15/12		1,360	1,484,100
Sprint Capital Corp. 6.875%, 11/15/28		250	241,274

			1,725,374

Consumer Non-Cyclical – 0.8%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		180	171,984
Reynolds American, Inc. 7.25%, 6/01/12 - 6/01/13		825	873,473
7.625%, 6/01/16		290	308,764

			1,354,221

Energy – 1.3%
Gazprom 6.51%, 3/07/22(a)		1,200	1,187,880
Tengizchevroil Finance Co. 6.124%, 11/15/14(a)		207	203,875
TNK-BP Finance SA 7.50%, 7/18/16(a)		575	570,838
Tyumen Oil 11.00%, 11/06/07(a)		70	70,210

			2,032,803

Technology – 0.1%
Electronic Data Systems Corp. Series B 6.50%, 8/01/13		178	179,589

			6,349,989

Financial Institutions – 1.0%
Banking – 0.1%
Russia Agriculture Bank Rshb C 6.299%, 5/15/17(a)		163	154,002

22	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

	Shares or Principal Amount (000)		U.S. $ Value

Brokerage – 0.4%
The Bear Stearns Co, Inc. 5.55%, 1/22/17	US$	265	$250,152
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17		355	341,172

			591,324

Finance – 0.3%
Countrywide Financial Corp. 6.25%, 5/15/16		180	162,894
Series MTN 5.80%, 6/07/12		62	58,112
Countrywide Home Loans, Inc. 4.00%, 3/22/11		6	5,372
SLM Corp. 4.50%, 7/26/10		130	121,697
5.125%, 8/27/12		195	176,528

			524,603

Insurance – 0.2%
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		280	273,865

			1,543,794

Non Corporate Sectors – 0.9%
Agencies – Not Government Guaranteed – 0.9%
Gazprom 6.212%, 11/22/16(a)		100	98,530
Gazprom OAO 9.625%, 3/01/13(a)		680	787,508
Petronas Capital Ltd. 7.00%, 5/22/12(a)		614	656,857

			1,542,895

Utility – 0.2%
Electric – 0.2%
AES El Salvador Trust 6.75%, 2/01/16(a)		270	265,276

Total Corporates – Investment Grades (cost $9,407,476)			9,701,954

NON-CONVERTIBLE – PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Real Estate Investment Trust – 0.2%
Sovereign REIT 12.00%, 5/15/20(a) (cost $168,350)		185	267,499

ACM MANAGED DOLLAR INCOME FUND •	23

Portfolio of Investments

	Shares	U.S. $ Value

WARRANTS – 0.2%
Central Bank of Nigeria, expiring 11/15/20(k)	1,000	$255,000
Republic of Venezuela, expiring 4/15/20(k)	7,140	0

Total Warrants (cost $0)		255,000

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio(l) (cost $707,053)	707,053	707,053

Total Investments Before Security Lending Collateral – 107.8% (cost $169,128,536)		173,832,577

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.1%
Short Term Investments – 3.1%
UBS Private Money Market Fund, LLC (cost $5,073,957)	5,073,957	5,073,957

Total Investments – 110.9% (cost $174,202,493)		178,906,534
Other assets less liabilities – (10.9)%		(17,589,640)

Net Assets – 100.0%		$161,316,894

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Notional Amount (000)	Interest Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Citigroup Global Markets, Inc. Republic of Philippines 10.625% 3/16/25	$510	4.95%	3/20/09	$32,937
JP Morgan Chase Gazprom OAO 10.50%, 10/21/09	1,490	1.04	10/20/10	13,210
Lehman Brothers Republic of Venezuela 9.25%, 9/15/27	1,920	0.69	4/20/08	(2,534)

24	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	Amount
ABN Securities, Ltd.	3.75%	12/31/07	$385,053
ABN Securities, Ltd.	4.95	12/31/07	1,168,882
Barclays Capital, Inc.	4.60	12/31/07	1,173,640
Barclays Capital, Inc.	4.65	12/31/07	1,193,877
Barclays Capital, Inc.	4.80	12/31/07	992,539
Barclays Capital, Inc.	4.80	12/31/07	5,860,768
Barclays Capital, Inc.	5.00	12/31/07	6,449,380

			$17,224,139

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate market value of these securities amounted to $44,157,263 or 27.4% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2007.

(c)	Represents entire or partial securities out on loan. See Note F for securities lending information.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2007.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.03% of net assets as of September 30, 2007, is considered illiquid and restricted.

Restricted Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08	2/26/99	$4,895,369	$45,667	0.03%

(g)	Security is in default and is non-income producing.

(h)	Pay-In-Kind Payments (PIK).

(i)	Variable rate coupon, rate shown as of September 30, 2007.

(j)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $21,176,206.

(k)	Non-income producing security.

(l)	Investment in affiliated money market mutual fund.

See notes to financial statements.

ACM MANAGED DOLLAR INCOME FUND •	25

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2007

Assets
Investments in securities, at value
Unaffiliated issuers (cost $173,495,440 – including investment cash collateral for securities loaned of $5,073,957)	$178,199,481 (a)
Affiliated issuers (cost $707,053)	707,053
Cash	11,661
Due from broker	10,385,571
Interest receivable	3,215,933
Receivable for investment securities sold	48,479
Unrealized appreciation of swap agreements	46,147

Total assets	192,614,325

Liabilities
Payable for reverse purchase agreements	17,224,139
Payable for investment securities purchased	8,568,102
Payable for collateral received on securities loaned	5,073,957
Advisory fee payable	97,976
Tender fees payable	37,809
Administrative fee payable	30,000
Unrealized depreciation of swap contracts	2,534
Transfer Agent fee payable	316
Accrued expenses and other liabilities	262,598

Total liabilities	31,297,431

Net Assets	$161,316,894

Composition of Net Assets
Capital stock, at par	$194,690
Additional paid-in capital	245,772,036
Distributions in excess of net investment income	(136,644)
Accumulated net realized loss on investment transactions	(89,260,842)
Net unrealized appreciation of investments	4,747,654

$161,316,894

Net Asset Value Per Share—300 million shares of capital stock authorized, $.01 par value

(based on 19,469,017 common shares outstanding)	$8.29

(a)	Includes securities on loan with a value of $4,842,926 (see Note F).

See notes to financial statements.

26	• ACM MANAGED DOLLAR INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2007

Investment Income
Interest	$13,215,474
Dividends:
Affiliated issuers	217,537
Unaffiliated issuers	52,189	$13,485,200

Expenses
Advisory fee (see Note B)	1,267,930
Administrative	162,878
Printing	126,366
Custodian	105,937
Audit	80,213
Legal	72,370
Directors’ fees	48,981
Registration fees	24,037
Transfer agency	13,891
Miscellaneous	14,210

Total expenses before interest expense	1,916,813
Interest expense	726,139

Total expenses		2,642,952

Net investment income		10,842,248

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		3,475,235
Swap contracts		244,799
Net change in unrealized appreciation/depreciation of:
Investments		(1,584,296)
Swap contracts		(238,892)

Net gain on investment transactions		1,896,846

Net Increase in Net Assets from Operations		$12,739,094

See notes to financial statements.

ACM MANAGED DOLLAR INCOME FUND •	27

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,842,248	$12,305,592
Net realized gain on investment transactions	3,720,034	13,142,432
Net change in unrealized appreciation/depreciation of investments	(1,823,188)	(14,430,530)

Net increase in net assets from operations	12,739,094	11,017,494
Dividends to Shareholders from
Net investment income	(11,291,892)	(12,533,183)
Common Stock Transactions
Tender offer (resulting in the redemption of 1,024,685 and 1,078,616 shares of common stock, respectively)	(8,515,132)	(8,434,777)
Tender offer costs	(64,461)	(160,449)

Total decrease	(7,132,391)	(10,110,915)
Net Assets
Beginning of period	168,449,285	178,560,200

End of period (including distributions in excess of net investment income of ($136,644) and ($384,956), respectively)	$161,316,894	$168,449,285

See notes to financial statements.

28	• ACM MANAGED DOLLAR INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

NOTE A

Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a

ACM MANAGED DOLLAR INCOME FUND •	29

Notes to Financial Statements

daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

5. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the

30	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory, Administrative Fees and Other Transactions With Affiliates

Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an Advisory fee at an annual rate of .75 of 1% of the average weekly adjusted net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended September 30, 2007, the Fund reimbursed $280 to ABIS.

At a meeting of the Board of Directors of the Fund held on November 2, 2006, the Board appointed the Adviser as the Fund’s administrator, effective April 1, 2007, to act pursuant to the terms of an Administration Agreement. Pursuant to the Administration Agreement the Fund reimburses the Adviser for its costs incurred for providing administrative services. For the period April 1, 2007 to September 30, 2007, the Fund reimbursed the Adviser $60,000 for such services.

From October 1, 2006 to March 31, 2007, under the terms of an Administrative Agreement, the Fund paid Princeton Administrators, LLC (the “Administrator”) a fee at an annual rate of .12 of 1% of the average weekly net assets of the Fund, but in no event less than $12,500 per month. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$74,571,216	$86,021,788
U.S. government securities	–0–	–0–

ACM MANAGED DOLLAR INCOME FUND •	31

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Cost	$174,491,161

Gross unrealized appreciation	$11,536,370
Gross unrealized depreciation	(7,120,997)

Net unrealized appreciation	$4,415,373

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended September 30, 2007, the Fund had no transactions in written options.

2. Swap Agreements

The Fund may enter into swaps on sovereign debt obligations to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices

32	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

ACM MANAGED DOLLAR INCOME FUND •	33

Notes to Financial Statements

At September 30, 2007, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,920,000, with net unrealized appreciation of $43,613, and terms of less than one year to 3 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. As of September 30, 2007, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty of certain Sale Contracts outstanding.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended September 30, 2007, the average amount of reverse repurchase agreements outstanding was $12,291,530 and the daily weighted average annualized interest rate was 4.52%.

NOTE D

Capital Stock

During the year ended September 30, 2007 and the year ended September 30, 2006, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

On June 6, 2007, the Fund purchased and retired 1,024,685 shares of its outstanding common stock for $8.31 per share pursuant to a tender offer. The Fund incurred costs of $116,500, which were charged to additional paid in capital. The purpose of the tender offer was to fulfill an undertaking made in connection with the initial public offering price of the Fund’s shares. At September 30, 2007, 19,469,017 shares of common stock were outstanding.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to

34	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies and foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Leverage Risk — The Fund may use certain investment techniques that have increased risks. For example, the Fund may use leverage, through borrowings, to enhance its returns. For this purpose, the Fund may use reverse repurchase agreements and dollar rolls, which are considered borrowings, as part of its investment strategy. Borrowings allow the Fund to increase the amount of money available to invest in debt securities. As long as the income from the securities financed is greater than the interest cost of the borrowings, the Fund’s investors benefit from higher returns than if the Fund were not leveraged.

The use of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock caused by favorable or adverse changes in interest rates. In addition, fluctuations in the interest rates on a fund’s borrowings will affect the return to stockholders, with increases in interest rates decreasing the fund’s return.

To the extent that the current interest rate on a fund’s borrowings approaches the net return on the leveraged portion of the fund’s investment portfolio, the benefit of leverage to stockholders will be reduced. If the current interest rate on the borrowings were to exceed the net return on that portion of the fund’s portfolio, the fund’s leverage would result in a lower rate of return to stockholders and in a lower NAV than if a fund were not leveraged.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

ACM MANAGED DOLLAR INCOME FUND •	35

Notes to Financial Statements

NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of September 30, 2007, the Fund had loaned securities with a value of $4,842,926 and received cash collateral which was invested in short-term securities valued at $5,073,957 as included in the accompanying portfolio of investments. For the year ended September 30, 2007, the Fund earned fee income of $13,889 which is included in interest income in the accompanying statement of operations.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$11,291,892	$12,533,183

Total taxable distributions	$11,291,892	$12,533,183

Total distributions paid	$11,291,892	$12,533,183

36	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(89,007,860	)(a)
Unrealized appreciation/(depreciation)	4,358,028	(b)

Total accumulated earnings/(deficit)	$(84,649,832)

(a)

On September 30, 2007, the Fund had a net capital less carryforward of $89,007,860 of which $24,635,181 expires in the year 2008, $10,899,598 expires in the year 2009, $33,249,705 expires in 2010 and $20,223,376 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforward of $3,238,089. In addition, the Fund had $23,566,647 of capital loss carryforward expire in the fiscal year ended September 30, 2007.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap in income.

During the current fiscal year, permanent differences primarily due to a taxable overdistribution, paydown reclassification, the tax treatment of swap income, the tax treatment of bond premium and a capital loss carryover expiration, resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland

ACM MANAGED DOLLAR INCOME FUND •	37

Notes to Financial Statements

pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the “Mutual Fund MDL”).

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

NOTE I

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

38	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended September 30,
	2007		2006		2005		2004(a)	2003

Net asset value, beginning of period	$ 8.22		$ 8.28		$ 7.87		$ 7.68	$ 5.58

Income From Investment Operations
Net investment income(b)	.54		.58		.65		.76	.81
Net realized and unrealized gain (loss) on investment transactions	.09		(.05)		.43		.23	2.10

Net increase in net asset value from operations	.63		.53		1.08		.99	2.91

Less: Dividends
Dividends from net investment income	(.56)		(.59)		(.67)		(.80)	(.81)

Net asset value, end of period	$ 8.29		$ 8.22		$ 8.28		$ 7.87	$ 7.68

Market value, end of period	$ 7.31		$ 7.37		$ 7.74		$ 7.87	$ 8.15

Premium/(Discount)	(11.82	) %	(10.34	) %	(6.52	) %	0.00%	6.12%

Total Return
Total investment return based on:(c)
Market value	6.55%		3.07%		7.10%		6.91%	45.71%
Net asset value	8.34%		7.46%		14.57%		13.45%	54.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 161,316		$ 168,449		$ 178,560		$ 178,735	$ 173,182
Ratio to average net assets of:
Expenses	1.56%		1.71%		1.49%		1.44%	1.72%
Expenses, excluding interest expense(d)	1.13%		1.13%		1.13%		1.15%	1.21%
Net investment income	6.42%		7.10%		8.06%		9.76%	11.88%
Portfolio turnover rate	42%		55%		63%		95%	80%

See footnote summary on page 40.

ACM MANAGED DOLLAR INCOME FUND •	39

Financial Highlights

(a)	As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2004, was to decrease net investment income per share by $0.01 and increase net realized and unrealized gain (loss) on investment transactions per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.15%.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	Excludes net interest expense of .43%, .61%, .36%, .29% and .51%, respectively, on borrowings.

40	• ACM MANAGED DOLLAR INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of ACM Managed Dollar Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Dollar Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Dollar Income Fund, Inc. at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2007

ACM MANAGED DOLLAR INCOME FUND •	41

Report of Independent Registered Public Accounting Firm

TAX INFORMATION (unaudited)

45.4% of the ordinary income dividends paid by the Fund during the fiscal year ended September 30, 2007, qualify as “interest related dividends” for non-U.S. shareholders.

42	• ACM MANAGED DOLLAR INCOME FUND

Tax Information

ADDITIONAL INFORMATION (unaudited)

ACM Managed Dollar Income Fund

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Computershare Trust Company, N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s accounts will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

ACM MANAGED DOLLAR INCOME FUND •	43

Additional Information

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

44	• ACM MANAGED DOLLAR INCOME FUND

Additional Information

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman	Michael J. Downey(1)
Marc O. Mayer, President and Chief Executive Officer	D. James Guzy(1) Nancy P. Jacklin(1)
David H. Dievler(1)	Marshall C. Turner, Jr.(1)
John H. Dobkin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President Gershon Distenfeld(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Controller

Administrator(3)

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Dividend Paying Agent, Transfer

Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income and Global Credit Teams. While all members of the team work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Paul J. DeNoon and Gershon M. Distenfeld, members of the Global Fixed Income Emerging Market Investment Team and Global Credit Team, respectively, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications – As required, on April 26, 2007, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

(3)	Prior to April 1, 2007, the Fund’s Administrator was Princeton Administrators, L.P., P.O. Box 9095, Princeton, NJ 08543-9095.

ACM MANAGED DOLLAR INCOME FUND •	45

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer, *** 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of AllianceBernstein L. P. (“AllianceBernstein”) since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein, from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) and its predecessor since prior to 2002.	107	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, + Chairman of the Board 75 (1993)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	109	None

David H. Dievler, # 78 (1993)	Independent Consultant. Until December 1994 he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	108	None

46	• ACM MANAGED DOLLAR INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 65 (1993)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, a Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	107	None

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	107	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	107	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi- conductors)

ACM MANAGED DOLLAR INCOME FUND •	47

Management of the Fund

NAME, ADDRESS* AND AGE OF DIRECTOR (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	107	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	107	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel and Partner from 1976–2006, of the law firm Sullivan & Cromwell LLP, specializing in investment management, corporate and securities law; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	107	None

*	The address for the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

48	• ACM MANAGED DOLLAR INCOME FUND

Management of the Fund

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Marc O. Mayer, 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

Paul J. DeNoon, 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2002.

Gershon Distenfeld, 31	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2002.

Emilie D. Wrapp, 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2002.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)** with which he has been associated since prior to 2002.

Vincent S. Noto, 42	Controller	Vice President of ABIS**, with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

ACM MANAGED DOLLAR INCOME FUND •	49

Management of the Fund

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg. The Fund’s NYSE trading symbol is “ADF.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.”

Information Regarding New or Amended Investment Policies

The Fund’s Board of Directors recently approved a broader investment policy that permits the Fund to invest in other investment companies to the full extent permitted by the Investment Company Act of 1940 (the “1940 Act”) and the rules thereunder. The Board of Directors also approved the Fund’s investments of uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call ComputerShare Trust Company, N.A. at (800) 219-4218.

50	• ACM MANAGED DOLLAR INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Bond Fund*

Corporate Bond Portfolio

Emerging Market Debt Fund

Diversified Yield Fund*

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ACM MANAGED DOLLAR INCOME FUND •	51

AllianceBernstein Family of Funds

NOTES

52	• ACM MANAGED DOLLAR INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ACM MANAGED DOLLAR INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMV-0151-0907

ITEM 2.   CODE OF ETHICS.

(a)      The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)      During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)      During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit - Related
		Audit Fees	Fees	Tax Fees
ACM Managed Dollar	2006	$56,000	$8,460	$19,375
	2007	$56,000	$5,960	$19,875

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
ACM Managed Dollar	2006	$691,479	$161,506
			$(142,131)
			$(19,375)
	2007	$1,099,570	$25,835
			$(5,960)
			$(19,875)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

David H. Dievler	William H. Foulk, Jr
John H. Dobkin Michael J. Downey	D. James Guzy Nancy P. Jacklin Marshall C. Turner, Jr.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

October 2006

1.  Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.  Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1  Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2 Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3 Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4 Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5 Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6 Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7 Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8 Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9 Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1 Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2 Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes

AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests. Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3 Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4 Loanned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5 Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8.      PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Team and Global Credit Team. While all members of the teams work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Paul J. DeNoon and Gershon M. Distenfeld, members of the Global Fixed Income Emerging Market Investment Team and Global Credit Team, respectively, are primarily responsible for the day-to-day management of the Fund’s portfolio.

The following table sets forth when each person became involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Gershon Distenfeld; since May 2005-Vice President of AllianceBernstein L.P. (“AB”)	Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2001.
Paul DeNoon; since 2001-Senior Vice President of AB	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2001 and Director of Emerging Market Debt.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended September 30, 2007.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Paul DeNoon	16	$5,809,000,000	1	$27,000,000
Gershon Distenfeld	4	$1,346,000,000	NONE	NONE

POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-based Fees
Paul DeNoon	24	$17,300,000,000	1	$248,000,000
Gershon Distenfeld	3	$1,232,000,000	NONE	NONE

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts with Performance-based Fees
Paul DeNoon	143	$28,730,000,000	6	$2,722,000,000
Gershon Distenfeld	38	$5,150,000,000	NONE	NONE

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.  Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers(expect transactions in open-end mutual funds) approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.  Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities.  Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary:  This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:  Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”):  Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.1

____________________

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

(iv) Contributions under Alliance’s Profit Sharing/401(k) Plan:  The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended September 31, 2007 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Gershon Distenfeld	None
Paul DeNoon	None

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) * Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
June 1, 2007- June 30, 2007	1,024,685	$8.31	1,024,685	None

* On May 21, 2007, ACM Managed Dollar Income Fund, Inc. (the “Fund”) announced the basic terms of a tender offer conducted during the second quarter of 2007. Under the terms approved by the Fund’s Board of Directors, the Fund, pursuant to due notification, commenced a tender offer on May 25, 2007 for 1,024,685 shares of its common stock representing approximately 5% of the Fund’s outstanding shares. The offer was for cash at a price equal to the net asset value per share determined as of the close of the regular trading session of the New York Stock Exchange on the date after the date the offer expired. The offer expired at 12:00 Midnight Eastern Time on June 22, 2007. A total of 2,203,747 shares were properly tendered and not withdrawn prior to 5:00 p.m. Eastern Time on June 26, 2007, the final date for withdrawals. The Fund accepted 1,024,685 shares for payment at $8.31 per share. On a pro rated basis, in accordance with the terms of the tender offer, 46.4985% of the shares so tendered by each tendering stockholder were accepted for payment. The offer was in fulfillment of an undertaking in connection with the initial public offering of shares stated in the Fund’s prospectus dated October 22, 1993.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  ACM Managed Dollar Income Fund, Inc.

By:	/s/ Marc O Mayer
Marc O. Mayer President

Date:    November 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O Mayer
Marc O. Mayer President

Date:	November 26, 2007

By:	/s/ Joseph J.Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	November 26, 2007